UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 17, 2005

(Date of report; date of earliest event reported)

Commission file number:

333-57494

333-109950

WHOLESALE AUTO RECEIVABLES CORPORATION

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

(Exact name of registrant as specified in its charter)

Delaware	38-3082709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o General Motors Acceptance Corporation

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 EXHIBITS

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1. Opinion on legality of Kirkland & Ellis LLP, counsel to the registrant, dated June 17, 2005.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1. Opinion on tax matters of Kirkland & Ellis LLP, counsel to the registrant, dated June 17, 2005.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHOLESALE AUTO RECEIVABLES CORPORATION

Dated: June 17, 2005	By:	/s/ C.J. Vannatter
	Name: Title:	C.J. Vannatter Vice President

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